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                                                                               1

    FOR CUSTOMER FACING AND CALL CENTER ASSOCIATES: COMMENTS IN RESPONSE TO
                             QUESTIONS FROM DEALERS

Reynolds and Universal Computer Systems have announced their intention to merge.
- The merger will create the world's pre-eminent dealer services provider focused on helping customers succeed.
     o Stronger in products and solutions
     o Stronger in service and support
     o Stronger in development and engineering
     o Stronger in ability to meet customer needs

The new company will be known as the Reynolds and Reynolds Company, defined by the Reynolds brand and the Reynolds way of doing business.
- We will continue to put our customers first and "Remember Who's Boss."

Nothing changes in how we serve customers or how customers do business with Reynolds and Reynolds.
- We are committed to protecting our customers' investments, regardless of the platforms they currently are using.
- Meeting our commitments to customers remains our one priority.

The news release and a letter from Fin are available at WWW.REYREY.COM

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